ASSOCIATED BANC-CORP 4Q 2014 EARNINGS PRESENTATION JANUARY 22, 2015 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

2014 HIGHLIGHTS

Solid Earnings with Continued Balance Sheet Growth
•
Average loans of $16.8 billion were up 8% from 2013
Commercial up 10% and Residential Mortgage up 13% from last year
•
Average Deposits of $17.6 billion were up 1% from 2013
Average checking balances up 2% from last year
•
Net Interest Income of $681 million was up 5% from 2013
Net Interest Margin of 3.08% compared to 3.17% last year
•
2014 Dividends of $0.37/share, up 12% from 2013
•
Repurchased 14.3 million shares of stock during 2014
•
Capital ratios remain strong and above Basel III targets
• Net Income available to common shareholders of $186 million or $1.16 per share
• 2014 return on Tier 1 Common Equity of 9.9%, compared to 9.8% for 2013
Fourth quarter 2014 return on Tier 1 Common Equity of 10.4%
Net Interest Income
&
Net Interest Margin
Noninterest Income
&
Expenses
Capital
Balance Sheet
Net Income
&
ROT1CE
•
Noninterest income of $290 million declined $23 million, or 7% from 2013
Mortgage banking income declined $28 million from last year
•
Noninterest Expense of $679 million was down $1 million from 2013
Personnel expense declined $7 million from last year

LOAN PORTFOLIO – ANNUAL TREND

2014 Average Net Loan Change (from 2013)
Loan Mix – 2014 Annual (Average)
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Average Annual Loans ($ in billions)
$16.8
+13%
% Chg
+8%
+71%
+5%
$14.7
+34%
$15.7
$13.3
$13.2
Total
Commercial
& Business
Lending
+12%
+2%
(12%)

LOAN PORTFOLIO – QUARTERLY TREND

4Q 2014 Average Net Loan Change (+$246 mln)
Loan Mix – 4Q 2014 (Average)
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Average Quarterly Loans ($ in billions)
$17.4
+4%
% Chg
+1%
+1%
+5%
$16.6
+4%
$17.1
$16.2
$15.7
Total
Commercial
& Business
Lending
+1%
(13%)
(2%)

OIL AND GAS LENDING

Please Note: For more information on Associated Banc-Corp’s oil and gas lending, please refer to the presentation posted on their Investor Relation site at www.investor.associatedbank.com/presentations
• Associated Bank’s Oil & Gas business is focused exclusively on the upstream sector which is also referred to as the ‘Exploration and Production’ or ‘E&P’ sector.
• We focus on the small to mid-size independent segment, both public and private. We are an asset-
based lender whereby we are collateralized by a lien on oil and gas reserves.
• Generally, we are a participant in a syndicated loan.
• Price redeterminations are formally performed on a semi-annual basis; however, we continuously review commodity prices as they change.
• Associated’s Oil & Gas book (outstanding balance is driven by respective borrowing bases)
– 48  clients
– Aggregate commitments of more than $1 billion; average commitment is $23 million.
– As of 12-31-14, outstanding balance was $754 million; approximately 4% of total loans.
• Recent stress test indicates adequate specific reserves for this portfolio.

COMMERCIAL LINE UTILIZATION TRENDS

Line utilization increased in Commercial & Business Lending
Change from 3Q 14
Commercial Real
Estate (including
construction)
- 80 bps
Commercial  &
Business Lending
- 60 bps

GROWING NET INTEREST INCOME WHILE
MARGIN COMPRESSES

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
Total Loan Yield Total Interest-earning Yield
flat

NONINTEREST INCOME ANNUAL TRENDS
($ IN MILLIONS)
Core Fee-based
1
Revenue
Mortgage Banking (net) Income
Total Noninterest Income
1
– Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income.
2
– Other Noninterest Income = Total Noninterest Income minus net Mortgage Banking Income minus Core Fee-based Revenue. This is a non-GAAP measure.
Please refer to the press release tables for a reconciliation to noninterest income.
Other Noninterest Income
2

NONINTEREST INCOME QUARTERLY TRENDS
($ IN MILLIONS)
Core Fee-based
1
Revenue
Mortgage Banking (net) Income
Total Noninterest Income
Other Noninterest Income
2
9
1
– Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income.
2
– Other Noninterest Income = Total Noninterest Income minus net Mortgage Banking Income minus Core Fee-based Revenue. This is a non-GAAP measure.
Please refer to the press release tables for a reconciliation to noninterest income.

NONINTEREST EXPENSE ANNUAL TRENDS
($ IN MILLIONS)
Technology
3
Spend
Total Noninterest Expense
Other Non-Personnel Spend
4
Personnel Spend / FTE
2
Trend
1 – Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure.
2 – FTE = Average Full Time Equivalent Employees
3 – Technology Spend = Technology and Equipment expenses
4 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
Efficiency Ratio 1
62% 70% 69% 70% 69%

NONINTEREST EXPENSE QUARTERLY TRENDS
($ IN MILLIONS)
Technology
3
Spend
Total Noninterest Expense
Other Non-Personnel Spend
4
Personnel Spend / FTE
2
Trend
1 – Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure.
2 – FTE = Average Full Time Equivalent Employees
3 – Technology Spend = Technology and Equipment expenses
4 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
Efficiency Ratio 1
73%
69%
68%
69% 70%

CREDIT QUALITY INDICATORS ($ IN MILLIONS) 12

INSURANCE BUSINESS ACQUISITION

• On January 16, 2015, Associated Banc-Corp announced its agreement to acquire Ahmann &
Martin Co., a risk and employee benefits consulting firm based in Minnesota. The firm will be merged into Associated Financial Group, our insurance brokerage subsidiary.
– After adjusting for the effects of the acquisition, and based on expected pro forma insurance revenues of over $70 million, Associated expects to rank among the Top 50 insurance brokerage firms in the USA
1
.
• Strategically, this transaction is expected to:
– Increase the scale of our insurance business, particularly in the Twin Cities
– Enhance our product and geographic capabilities, with greater P&C specialty capabilities
– Better balance our insurance revenue base between P&C and Benefits lines
– Provide more cross-sell opportunities
• The transaction includes stock consideration of approximately $48 million and contingent cash consideration of up to $8 million, subject to certain conditions.
• The transaction is expected to close in February 2015 and is expected to be accretive to 2017
EPS.
1
– Source: www.BusinessInsurance.com – BI Survey

2015 OUTLOOK

1 – Outlook incorporates effects of Ahmann & Martin Co. acquisition.
Balance Sheet
• High single digit annual average loan growth
• Maintain Loan/Deposit ratio under 100%
Margin
• NIM for 1Q 2015 expected to be approximately 2.95% with
modest compression throughout the year
Noninterest
Income
1
• Up mid to upper single digits from 2014
Noninterest
Expense
1
• Up low single digits from 2014 with a continued focus on
efficiency initiatives
Capital
• Continue to follow stated corporate priorities for capital deployment
Provision
• Expected to increase with loan growth and changes in risk
grade or other indications of credit quality

APPENDIX 15 * * * * * * * * * *

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 73.70% 70.41% 69.70% 69.44% 70.33%
Taxable equivalent adjustment (1.49) (1.35) (1.32) (1.36) (1.40)
Asset gains, net 0.80          0.22 0.26 1.36 1.05
Other intangible amortization (0.42) (0.42) (0.41) (0.40) (0.32)
Efficiency ratio, fully taxable equivalent (1) 72.59% 68.86% 68.23% 69.04% 69.66%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net. This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities. Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
2010 2011 2012 2013 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 65.35% 73.64% 72.16% 71.04% 69.97%
Taxable equivalent adjustment (1.60) (1.74) (1.59) (1.45) (1.36)
Asset gains (losses), net (0.77) (0.92) (0.86) 0.39 0.73
Other intangible amortization (0.52) (0.54) (0.45) (0.42) (0.39)
Efficiency ratio, fully taxable equivalent (1) 62.46% 70.44% 69.26% 69.56% 68.95%
Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
16